Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

REGARDING THE ANNUAL REPORT ON FORM 10-K

FOR THE YEAR ENDED DECEMBER 31, 2008

In connection with the Annual Report of Heritage Commerce Corp (the “Company”) on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter T. Kaczmarek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2009

/s/ Walter T. Kaczmarek
                                                                                                     Walter T. Kaczmarek
                                                                                                      Chief Executive Officer